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                    TEXAS STATE BOARD OF PUBLIC ACCOUNTANCY

                          [SEAL OF THE STATE OF TEXAS]

THE INDIVIDUAL OR PRACTICE UNIT IDENTIFIED BELO IS LICENSED TO PRACTIC PUBLIC ACCOUNTANCY IN TEXAS.

IDENTIFICATION NO.       EXPIRES ON          FORM NO.

CO3338-001 (V02871)      12/31/2000          00015008


               DARILEK, BUTLER & CO., P.C.
               PRACTICE UNIT
               622 ISOM RD STE 100
               SAN ANTONIO, TX 78216

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    TEXAS STATE BOARD OF PUBLIC ACCOUNTANCY

                          [SEAL OF THE STATE OF TEXAS]

THE INDIVIDUAL OR PRACTICE UNIT IDENTIFIED BELO IS LICENSED TO PRACTIC PUBLIC ACCOUNTANCY IN TEXAS.

IDENTIFICATION NO.       EXPIRES ON          FORM NO.

CO3338-001 (V02871)      12/31/1999          99024069


               DARILEK, BUTLER & CO., P.C.
               PRACTICE UNIT
               622 ISOM RD STE 100
               SAN ANTONIO, TX 78216

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    TEXAS STATE BOARD OF PUBLIC ACCOUNTANCY

                          [SEAL OF THE STATE OF TEXAS]

THE INDIVIDUAL OR PRACTICE UNIT IDENTIFIED BELO IS LICENSED TO PRACTIC PUBLIC ACCOUNTANCY IN TEXAS.

IDENTIFICATION NO.       EXPIRES ON          FORM NO.

CO3338-001 (V02871)      12/31/1998          98030539


               DARILEK, BUTLER & CO., P.C.
               PRACTICE UNIT
               622 ISOM RD STE 100
               SAN ANTONIO, TX 78216

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    TEXAS STATE BOARD OF PUBLIC ACCOUNTANCY

                          [SEAL OF THE STATE OF TEXAS]

THE INDIVIDUAL OR PRACTICE UNIT IDENTIFIED BELO IS LICENSED TO PRACTIC PUBLIC ACCOUNTANCY IN TEXAS.

IDENTIFICATION NO.       EXPIRES ON          FORM NO.

CO3338-001 (V02871)      12/31/1997          97033392


               DARILEK, BUTLER & CO., P.C.
               PRACTICE UNIT
               622 ISOM RD STE 100
               SAN ANTONIO, TX 78216

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